                                                Filed Pursuant to Rule 424(b)(3)
                                                      Registration No. 333-34824
                    4 3/4% Convertible Senior Notes due 2007 CUSIP No. 65332VAR4





                           NEXTEL COMMUNICATIONS, INC.


                  PROSPECTUS SUPPLEMENT DATED OCTOBER 10, 2000
                       TO PROSPECTUS DATED APRIL 24, 2000

         The selling stockholders table on pages 21-24 of the prospectus, as amended, is hereby further amended to update the information regarding the following entity in the prospectus and its respective amount of 4 3/4% convertible senior notes due 2007.


                                                  CONVERTIBLE NOTES                      COMMON STOCK
                                                  -----------------                      ------------

                                         PRINCIPAL AMOUNT   PRINCIPAL AMOUNT
                                          OF CONVERTIBLE     OF CONVERTIBLE        NUMBER OF      NUMBER OF SHARES
NAME OF SELLING STOCKHOLDER                 NOTES OWNED       NOTES OFFERED      SHARES OWNED          OFFERED
---------------------------                 -----------       -------------      ------------          -------
BT Equity Strategies                        $1,000,000         $1,000,000             -0-                -0-